UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

INDEX OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51430	20-0815369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Address of principal executive offices)

(Registrant's telephone number, including area code) (713) 683-0800

Thai One On, Inc.
(Former name or former address, if changed since last report)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent accountants

(i) On May 12, 2006, Index Oil & Gas Inc. (the "Company") dismissed Esther Yap & Co. as its independent accountants. The Company's Board of Directors approved the decision to change independent accountants.

(ii) Except for a “Going Concern” disclaimer issued by the Company’s accountants in connection with the audit of the Company’s financial statements for each of the two prior fiscal years ended December 31, 2005 and 2004, respectively, the reports of Esther Yap & Co. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and up to the date of this Current Report, there have been no disagreements with Esther Yap & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Esther Yap & Co. would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years the former accountant did not advise the Company with respect to items listed in Regulation S-B Item 304(a)(1)(iv)(B)).

(v) The Company has requested that Esther Yap & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed with this Current Report on Form 8-K as exhibit #16.1.

(b) New independent accountants

The Company engaged Russell Bedford Stefanou Mirchandani LLP as its new independent accountants as of May 12, 2006. During the two most recent fiscal years and through March 31, 2006, the Company has not consulted with Russell Bedford Stefanou Mirchandani LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Russell Bedford Stefanou Mirchandani LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2006, the Company’s Board of Directors approved for the Company to change the date of the fiscal year end from December 31 to March 31 for purposes of filing an Annual Report with the SEC on Form 10-KSB.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Notapplicable.

(d)	Exhibits

Exhibit Number	Description
16.1	Copy of the letter furnished to the Company by Esther Yap & Co. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Index Oil & Gas Inc.

Dated: May 26, 2006	By:	/s/ Lyndon West
Name: Lyndon West
Title: Chief Executive Officer